SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 7, 2023
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 7, 2023, T. Rowe Price, the plan administrator of the Bread Financial 401(k) Plan (the “Plan”), provided a notice informing Plan participants of an upcoming blackout period in which they will be temporarily unable to make any changes to their accounts, such as directing or diversifying investments in individual accounts (including investments in the common stock of Bread Financial Holdings, Inc. (the “Company”)) or obtaining a loan or distribution from the Plan. The blackout period is necessary to facilitate the transition of applicable Plan services, including trustee and recordkeeper functions, to T. Rowe Price.

The blackout period is expected to commence at 4:00 pm ET on September 8, 2023, and is expected to end on or before October 13, 2023.

As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104(b)(2) of Regulation BTR promulgated under the Securities and Exchange Commission, on August 8, 2023, the Company sent a notice to members of its board of directors and executive officers informing them of the blackout period and certain restrictions on their trading in the Company’s equity or derivative securities during the blackout period. The form of notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, stockholders or other interested persons may obtain, without charge, information regarding the blackout period, including the beginning and ending dates, by contacting the General Counsel’s office by mail at Bread Financial Holdings, Inc., 7500 Dallas Parkway, Suite 700, Plano, Texas 75024 or by telephone at 214-494-3000.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

99.1	Form of Notice of Blackout Period, dated as of August 8, 2023, to directors and executive officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: August 8, 2023	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary